                                                                    Exhibit 99.2











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                           GMAC MORTGAGE CORPORATION,
                                  THE SERVICER


                     MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                   THE SELLER


                             WELLS FARGO BANK, N.A.,
              THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR






                           INTERIM SERVICING AGREEMENT





                          DATED AS OF SEPTEMBER 1, 2006





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

                                TABLE OF CONTENTS



                                                                                                               Page

ARTICLE I Definitions............................................................................................1

         Section 1.01       Definitions..........................................................................1

         Section 1.02       Calculations Respecting Accrued Interest............................................10

ARTICLE II [RESERVED]...........................................................................................11

ARTICLE III Administration and Servicing of Mortgage Loans......................................................12

         Section 3.01       Engagement as Servicer..............................................................12

         Section 3.02       Agreements Between Servicer and Subservicer.........................................12

         Section 3.03       Collection of Certain Mortgage Loan Payments and Liquidation of Mortgage
                            Loans...............................................................................13

         Section 3.04       [Reserved]..........................................................................13

         Section 3.05       Escrow Accounts.....................................................................13

         Section 3.06       Custodial Account...................................................................14

         Section 3.07       Permitted Withdrawals From the Custodial Account....................................14

         Section 3.08       Permitted Instruments...............................................................15

         Section 3.09       Primary Insurance Policies..........................................................16

         Section 3.10       Maintenance of Hazard Insurance and Errors and Omissions and Fidelity
                            Coverage............................................................................16

         Section 3.11       Enforcement of Due-On-Sale Clauses..................................................17

         Section 3.12       Realization Upon Defaulted Mortgage Loans...........................................19

         Section 3.13       Release of Mortgage Files...........................................................19

         Section 3.14       [Reserved]..........................................................................20

         Section 3.15       REO Property........................................................................20

         Section 3.16       Compensating Interest...............................................................21

         Section 3.17       Filing Requirements.................................................................21

         Section 3.18       Securitization Servicing............................................................21

         Section 3.19       Transfer of Servicing to Central Mortgage Company...................................23

ARTICLE IV Payments to the Trust Fund...........................................................................25

         Section 4.01       Distributions.......................................................................25

         Section 4.02       Statements to the Master Servicer...................................................25

         Section 4.03       Monthly Advances by the Servicer....................................................25

         Section 4.04       Reports and Returns to be Filed by the Servicer.....................................25

         Section 4.05       Format of Reports and Statements....................................................26

ARTICLE V The Servicer..........................................................................................26

         Section 5.01       Indemnification.....................................................................26

         Section 5.02       Liability of the Servicer and Others................................................27

         Section 5.03       Merger or Consolidation of the Servicer.............................................27

         Section 5.04       Servicer Resignation; Assignment of Agreement.......................................27

         Section 5.05       Compliance with REMIC Provisions....................................................28

         Section 5.06       Right to Examine Servicer Records...................................................28

ARTICLE VI Default..............................................................................................28

         Section 6.01       Events of Default of the Servicer...................................................28

         Section 6.02       Waiver of Defaults..................................................................30

ARTICLE VII Termination.........................................................................................30

         Section 7.01       Termination.........................................................................30

ARTICLE VIII Miscellaneous Provisions...........................................................................30

         Section 8.01       Successor to the Servicer...........................................................30

         Section 8.02       Entire Agreement; Amendment.........................................................31

         Section 8.03       GOVERNING LAW.......................................................................31

         Section 8.04       Notices.............................................................................31

         Section 8.05       Severability of Provisions..........................................................32

         Section 8.06       No Partnership......................................................................32

         Section 8.07       Exhibits............................................................................32

         Section 8.08       Counterparts; Successors and Assigns................................................32

         Section 8.09       Limited Role of the Trustee.........................................................33

ARTICLE IX COMPLIANCE WITH REGULATION AB........................................................................33

         Section 9.01       Intent of the Parties; Reasonableness...............................................33

         Section 9.02       Additional Representations and Warranties of the Servicer...........................34

         Section 9.03       Information to Be Provided by the Servicer..........................................34

         Section 9.04       Servicer Compliance Statement.......................................................38

         Section 9.05       Report on Assessment of Compliance and Attestation..................................39

         Section 9.06       Use of Subservicers and Subcontractors..............................................40

         Section 9.07       Indemnification; Remedies...........................................................41

         Section 9.08       Third-Party Beneficiary.............................................................43

Exhibits

Exhibit A         [Reserved]

Exhibit B         [Reserved]

Exhibit C         [Reserved]

Exhibit D         [Reserved]

Exhibit E         Form of Periodic Reports

Exhibit F         Form of Certification

Exhibit G         Form of Request for Release

Exhibit H         [Reserved]

Exhibit I         Form of Annual Certification

Exhibit J         Servicing Criteria to be Addressed in Assessment of Compliance

Exhibit K         Special Foreclosure Rights Section





Schedule 1        Mortgage Loan Schedule

         This is an INTERIM SERVICING AGREEMENT, dated and effective as of September 1, 2006, by and among GMAC MORTGAGE CORPORATION, as servicer (the "SERVICER"), MAIA MORTGAGE FINANCE STATUTORY TRUST, as the Seller (the "SELLER") and WELLS FARGO BANK, N.A., as Master Servicer (in such capacity, the "MASTER SERVICER") and securities administrator (the "SECURITIES ADMINISTRATOR"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "TRUSTEE") together with all amendments hereof and supplements hereto (the "AGREEMENT").

                                    RECITALS

         WHEREAS, the Servicer, prior to the Closing Date, serviced the Mortgage Loans (as defined herein) pursuant to arrangements with Mortgage IT, Inc.;

         WHEREAS, the Seller has conveyed the Mortgage Loans (as defined herein) to the Lares Asset Securitization, Inc. (the "DEPOSITOR"), and the Depositor in turn has conveyed the Mortgage Loans to the Trustee, all pursuant to a pooling agreement, dated as of September 1, 2006 (the "POOLING AGREEMENT"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

         WHEREAS, until Transfer Date, the Servicer has agreed to service the Mortgage Loans , subject to the rights of the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein; and

         WHEREAS, the Master Servicer and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee and Luminent Mortgage Trust 2006-6 (the "TRUST FUND"), and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement.

         In consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound, the Seller, the Master Servicer, the Securities Administrator and the Servicer agree hereby as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Servicing Practices: With respect to any Mortgage Loan, all applicable federal, state and local laws and regulations and those mortgage servicing practices and procedures (including collection practices and procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and which, except as otherwise specifically provided herein, are no lower than the standards employed by the Servicer in servicing similar mortgage loans for its own account and the standards established by Fannie Mae under the Fannie Mae Guide with respect to similar mortgage loans that are purchased by and serviced on behalf of Fannie Mae.

         Accrued Interest: With respect to each Remittance Date, one month's interest accrued at the then applicable Pass-Through Rate on the aggregate Principal Balance of the Mortgage Loans as of the close of business on the immediately preceding Remittance Date (or in the case of the first Remittance Date, the Cut-off Date). Accrued Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Interest will be adjusted in accordance with Section 1.02.

         Acquisition Date: As defined in Section 3.15.

         Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Agency: Fannie Mae and/or Freddie Mac.

         Appraised Value: With respect to any Mortgaged Property, generally, the lesser of (a) the appraised value of such Mortgaged Property based on an appraisal made at the time of the origination or modification of the related Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the sales price of the Mortgaged Property at such time of origination; except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac .

         Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

         Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the Commonwealth of Pennsylvania, the State of New York or the State of Minnesota (or such other state or states in which the Custodial Account is at the time located) are required or authorized by law or executive order to be closed.

         Cash Receipts: As defined in Section 3.15.

         Closing Date: September 15, 2006.

         Code: The Internal Revenue Code of 1986.

         Compensating Interest: With respect to any Remittance Date, an amount equal to Prepayment Interest Shortfalls resulting from Full Prepayments during the related Prepayment Period and Partial Prepayments during the prior calendar month, but not more than the lesser of (a) one-twelfth of 0.375% of the Principal Balance of the Mortgage Loans immediately preceding such Remittance Date and (b) $15.00 for each Mortgage Loan experiencing unscheduled principal payments in respect of the Remittance Date.

         Consumer Information: Information including but not limited to all personal information about the Mortgagors that is supplied to any party to this Agreement on behalf of the Mortgagors.

         Custodial Account: The custodial account created and maintained pursuant to Section 3.06.

         Custodian: Wells Fargo Bank, N.A.

         Cut-off Date: September 1, 2006.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Determination Date: The earlier of (a) the Business Day prior to the Transfer Date, and (b) with respect to any Remittance Date, the 16th day (or if such 16th day is not a Business Day, the Business Day immediately succeeding such 16th day) of the month in which such Remittance Date occurs.

         Due Date: With respect to any Remittance Date, the first day of the month in which such Remittance Date occurs.

         Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the related Due Date.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: As defined in Section 6.01.

         Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         Fitch: Fitch, Inc. or its successor in interest.

         Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Full Prepayment: Any payment of the entire principal balance of a Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN", which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date thereof.

         Index: With respect to each adjustable rate Mortgage Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date.

         Insurance Proceeds: Proceeds paid in respect of any Mortgage Loan pursuant to any insurance policy covering such Mortgage Loan to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer or the Servicer and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures set forth in Accepted Servicing Practices.

         Insured Expenses: Expenses covered by any mortgage insurance policy, any replacement insurance policy or policies or any other insurance policy.

         Lender-Paid Mortgage Insurance Policy: A policy of primary mortgage guaranty insurance pursuant to which the related premium is to be paid by the servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

         Liquidated Mortgage Loan: A Mortgage Loan as to which the Servicer has collected all Liquidation Proceeds and other payments or recoveries which the Servicer deems to be finally recoverable.

         Liquidation Expenses: Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan (to the extent such amount is reimbursable under the terms of this Agreement or Accepted Servicing Practices) and not recovered by the Servicer under any insurance policy for reasons other than the Servicer's failure to comply with Section 3.09 or 3.10.

         Liquidation Proceeds: Cash (including Insurance Proceeds and condemnation proceeds) received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, condemnation, foreclosure sale or otherwise, net of Liquidation Expenses and Insured Expenses.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Maximum Interest Rate: As to any Mortgage Loan, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the "NOTE CEILING," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

         Minimum Interest Rate: As to any Mortgage Loan, the greater of (i) the Gross Margin and (ii) the rate indicated in the related Mortgage Loan Schedule as the "NOTE FLOOR," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Minimum Monthly Payment: With respect to a Pay Option ARM Mortgage Loan, the minimum Monthly Payment calculated in accordance with the terms of the related Mortgage Note.

         Monthly Advance: The aggregate of the advances made by the Servicer with respect to any Remittance Date pursuant to Section 4.03, the amount of any such Monthly Advance being equal to the aggregate of the principal portion of such Monthly Payments on the Mortgage Loans which were due on the related Due Date but extended pursuant to Section 3.03 or delinquent (in whole or in part) as of the close of business on the Business Day next preceding the related Remittance Date, plus the interest portion of such Monthly Payments adjusted to the related Mortgage Loan Remittance Rates, and less the amount of any advances which the Servicer has determined would constitute Nonrecoverable Monthly Advances, if made.

         Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor in such month under the related Mortgage Note.

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a fee simple interest or leasehold interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents pertaining to a particular Mortgage Loan which shall be delivered to the Custodian, as the duly appointed agent of the Trustee, or as otherwise agreed by the parties to this Agreement and the Custodian, if any, in writing, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan. The Mortgage Interest Rate for each Mortgage Loan as of the applicable Cut-off Date will be the rate indicated as the "CURR RATE" on the Mortgage Loan Schedule and, with respect to any adjustable rate Mortgage Loan, will be adjusted on each Adjustment Date to a rate equal to the sum of the Index applicable to such Adjustment Date and the Gross Margin, rounded to the nearest multiple of 0.125%, subject to the application of the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate.

         Mortgage Loan: An individual mortgage loan which is the subject of this Agreement and identified on the Mortgage Loan Schedule.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan and Due Date occurring prior to the first Adjustment Date for such Mortgage Loan occurring after the applicable Cut-off Date, the rate designated as the "NET MTG RT" for such Mortgage Loan on the related Mortgage Loan Schedule. With respect to each Mortgage Loan and each Due Date occurring on or after each Adjustment Date, a rate equal to the then-applicable Mortgage Interest Rate minus the sum of the then-applicable Servicing Fee Rate (determined as an annualized percentage of Principal Balance of the Mortgage Loan as of the prior Due Date).

         Mortgage Loan Schedule: The schedule of Mortgage Loans attached hereto.

         Mortgage Note: The originally executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan and any modification thereto.

         Mortgaged Property: The underlying property securing a Mortgage Loan.

         Mortgagor: The obligor on a Mortgage Note.

         Negative Amortization: With respect to a Pay Option ARM Mortgage Loan, any portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

         Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made by the Servicer which, in the judgment of the Servicer, and as certified to the Master Servicer is not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable by the Servicer from Liquidation Proceeds or otherwise.

         Opinion of Counsel: A written opinion of counsel, who may, unless otherwise provided herein, be counsel for the Servicer.

         Partial Prepayment: Any payment of principal on a Mortgage Loan, other than a Full Prepayment, which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Pass-Through Rate: As to any Remittance Date, a rate equal to the weighted average, expressed as a percentage, of the Mortgage Loan Remittance Rates of all Mortgage Loans as of the close of business on the Due Date in the month preceding the month in which such Remittance Date occurs, weighted on the basis of the respective Principal Balances of such Mortgage Loans, which Principal Balances shall be the Principal Balances of such Mortgage Loans immediately prior to such Remittance Date.

         Pay Option ARM Mortgage Loan: Any Mortgage Loan that lets Mortgagors choose one of various different payments each month which may include, but not be limited to, a Minimum Monthly Payment, an interest-only payment, full principal and interest amortized over forty (40) years, full principal and interest amortized over thirty (30) years, or full principal and interest amortized over fifteen (15) years.

         Periodic Cap: With respect to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date, which shall be an increase or decrease of not more than 2.00% per annum.

         Permitted Instrument: As defined in Section 3.08.

         Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Prepayment Interest Shortfall: As to any Remittance Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Full Prepayment during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Mortgage Loan Remittance Rate on the Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) paid by the Mortgagor for such month to the date of such Full Prepayment or (b) a Partial Prepayment during the prior calendar month, an amount equal to one month's interest at the Mortgage Loan Remittance Rate on the amount of such Partial Prepayment.

         Prepayment Penalty: Any prepayment charge or penalty interest required to be paid by a Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, to which the Trust Fund is entitled, and as specified on the related Mortgage Loan Schedule.

         Prepayment Period: As to any Remittance Date and a Full Prepayment, the prior calendar month.

         Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy thereof.

         Principal Balance: As to each Mortgage Loan, as of the time of any determination, (i) the principal balance remaining to be paid by the Mortgagor at the close of business on the Cut-off Date, after deduction of all payments due on or before the Cut-off Date whether or not paid, minus (ii) all amounts distributed to the Master Servicer with respect to such Mortgage Loan and reported to the Master Servicer as allocable to principal, including the principal component of any Monthly Advances and any losses incurred with respect to such Mortgage Loan, plus (iii) without duplication of amounts described in clause (i) above, the cumulative amount of any Negative Amortization.

         Principal Remittance Amount: With respect to any Remittance Date, the sum of (a) the principal component of any Monthly Advance for such Remittance Date; (b) any amount required to be deposited in the Custodial Account pursuant to Section 3.10(a); (c) any amount that the Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16; and (d) the amount on deposit in the Custodial Account as of the close of business on the Determination Date immediately preceding such Remittance Date which is allocable to payments on account of principal of the Mortgage Loans, which amount shall not include (i) Partial Prepayments and the principal portion of any Liquidation Proceeds, Insurance Proceeds or proceeds of the purchase of any Mortgage Loan received in the month in which such Remittance Date occurs (other than such Partial Prepayments, Liquidation Proceeds, Insurance Proceeds or proceeds of the purchase of any Mortgage Loan that the Servicer has deemed to have been received in the preceding month) and Full Prepayments made after the related Prepayment Period, (ii) payments which represent receipt of scheduled payments of principal due on a date or dates subsequent to the related Due Date and (iii) late payments of principal which have been the subject of a previous Monthly Advance and which are eligible for withdrawal pursuant to clauses (ii) or (vii) of
Section 3.07.

         Rating Agencies: Fitch, Moody's and S&P.

         Record Date: With respect to each Remittance Date, the later of (a) the Closing Date, and (b) the close of business on the last Business Day of the month next preceding the month in which the related Remittance Date occurs.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Amount: With respect to any Remittance Date, an amount equal to, subject to Section 1.02, (i) the Principal Remittance Amount (if any) for such Remittance Date, plus (ii) the Accrued Interest for such Remittance Date, minus (iii) any amounts payable to the Servicer pursuant to Section 3.07 that are not taken into account in the adjustment of Accrued Interest pursuant to
Section 1.02, plus (iv) the amount of any Compensating Interest with respect to that Remittance Date, plus (v) any Prepayment Penalties collected during the related Prepayment Period.

         Remittance Date: No later than 1:00 p.m. Eastern Time on the 18th day of any month, beginning in the month following the month in which the Cut-off Date occurs, or if such 18th day is not a Business Day, the first Business Day immediately following.

         REO Acquisition: The acquisition by the Servicer on behalf of the Trust Fund of any REO Property pursuant to Section 3.12.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure.

         Request for Release: A request for release, the form of which is attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

         Securities Act: The Securities Act of 1933, as amended.

         Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Seller: As to any Mortgage Loan, a Person that executed a Seller's Agreement applicable to such Mortgage Loan.

         Seller's Agreement: An agreement for the origination and sale of Mortgage Loans in such other form as has been approved by the Servicer.

         Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, or its successor in interest, or any successor as herein provided.

         Servicing Fee: As to each Mortgage Loan and Remittance Date, a fee equal to 0.375% per annum multiplied by the principal balance of the Mortgage Loans as of the first day of the related Due Period. Of such amount, the Servicer shall be entitled to retain a fee of $15.00 payable monthly to the Servicer out of the interest portion of the Monthly Payment received on each Mortgage Loan.

         Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Subservicer: Any Person, including any successor, with whom the Servicer has entered into a subservicing agreement pursuant to Accepted Servicing Practices.

         Subservicing Agreement: The written contract between the Servicer and a Subservicer.

         Successor Servicer: Any successor Servicer appointed pursuant to
Section 8.01.

         Transfer Date: October 31, 2006.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

         Section 1.02 Calculations Respecting Accrued Interest.

         (a) The Accrued Interest on any Remittance Date shall be reduced by the amount of any Prepayment Interest Shortfalls with respect to that Remittance Date (to the extent not offset by the Servicer with a payment of Compensating Interest).

         (b) In the event that the Liquidation Proceeds with respect to any Mortgage Loan (net of amounts payable or reimbursable therefrom pursuant to Sections 3.07(iii) and 3.07(iv)) are less than the Principal Balance of such Mortgage Loan, together with one month's interest thereon at the applicable Mortgage Loan Remittance Rate, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by the amount of such insufficiency. In the event that such Liquidation Proceeds exceed the sum of the Principal Balance of such Mortgage Loan plus one month's interest thereon at the applicable Mortgage Interest Rate, such excess shall be payable to the Trust Fund.

         (c) In the event that any amount or amounts shall be withdrawn from amounts attributable to the Mortgage Loans on deposit in the Custodial Account pursuant to clauses (ii), (iii) (other than for servicing compensation), (iv),
(v), (vi), (vii), (viii) or (ix) of Section 3.07 and the related withdrawal or withdrawals shall not be reflected in any adjustment required pursuant to subsections (a) and (b) above, the Accrued Interest on the immediately succeeding Remittance Date shall be reduced by the total of such amounts so withdrawn to the extent such amounts would result in a shortfall of Accrued Interest.

         (d) In the event that as of the end of any Due Period, for any reason (including, without limitation, acquisition of title to the underlying Mortgaged Property through foreclosure or acceptance of a deed in lieu of foreclosure, application of the Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time, or a Debt Service Reduction or a Deficient Valuation), less than the full amount of the interest portion of the Monthly Payment at the Mortgage Loan Remittance Rate due on the Due Date in such Due Period on any Mortgage Loan is deposited in the Custodial Account and no Monthly Advance is made or required to be made in respect thereof, the Accrued Interest on the immediately succeeding Remittance Date shall be reduced by the amount of such insufficiency.

         (e) In the event that on or in the month of any Due Date (after adjustment for the Servicing Fee) more than one month's interest at the applicable Mortgage Loan Remittance Rate on the Principal Balance of any Mortgage Loan is deposited in the Custodial Account as a result of late recoveries of interest in respect of which no Monthly Advance was made in respect of such amount, the Accrued Interest on the immediately succeeding Remittance Date shall be increased by the amount of such excess.

         (f) All references to the Principal Balance of any Mortgage Loan in this Section 1.02 are to the Principal Balance of such Mortgage Loan as of the close of business on the Remittance Date immediately preceding the Remittance Date in respect of which the Accrued Interest thereon is being adjusted pursuant to the applicable subsection of this Section 1.02 or, in the case of the first Remittance Date, as of the Cut-off Date.





                                   ARTICLE II

                                   [RESERVED]

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

         Section 3.01 Engagement as Servicer.

         From and after the Closing Date, the Servicer shall act as servicer, and in such capacity shall service and administer the Mortgage Loans in accordance with this Agreement and Accepted Servicing Practices, and in connection therewith shall follow such procedures as it would employ in its good faith business judgment which are normal and usual in its general mortgage servicing activities for mortgage loans similar to the Mortgage Loans, and as if the Mortgage Loans were owned by the Servicer and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans. The Servicer shall have full power and authority to the extent provided herein, acting alone and/or through a Subservicer as provided in Section 3.02, to do or cause to be done any and all things which it may deem necessary or desirable in connection with such servicing and administration. The Servicer will perform its duties and obligations as servicer hereunder in accordance with all applicable laws in all material respects. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

         Section 3.02 Agreements Between Servicer and Subservicer.

         The Servicer may enter into one or more Subservicing Agreements with one or more Subservicers for the servicing and administration of the Mortgage Loans. Each Subservicer shall be approved by the Servicer as a servicer in accordance with the terms and conditions of Accepted Servicing Practices and shall be entitled to receive and retain its compensation to the extent of the servicing fee in respect of the related Mortgage Loans. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are required or permitted by Accepted Servicing Practices and are not inconsistent with this Agreement. Any Subservicing Agreement shall be deemed to be between the Subservicer and the Servicer alone and the Trust Fund shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as hereinafter set forth in this Section 3.02.

         The Servicer further is authorized and empowered by the Trust Fund, in its own name or in the name of the Subservicer, when the Servicer believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trust Fund any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trust Fund and its successors and assigns. The cost of any such registration, removal, assignment or re-recording shall be paid by the Trust Fund.

         The Servicer shall be entitled to terminate any Subservicing Agreement that may exist and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer, and the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

         The Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.

         In the event the Servicer shall for any reason no longer be the servicer of the Mortgage Loans hereunder, the Successor Servicer appointed pursuant to Section 8.01, if any, or the Master Servicer, as the case may be, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that may have been entered into, unless the Subservicer or Master Servicer is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms.

         Section 3.03 Collection of Certain Mortgage Loan Payments and Liquidation of Mortgage Loans.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Servicer may in its discretion and only upon determining that the coverage of such Mortgage Loan by the related mortgage insurance policy if any, will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note in accordance with Accepted Servicing Practices. The Servicer may (or shall, in the case of clauses (ii) or (iii) below) waive (or permit a Subservicer to waive) a Prepayment Penalty only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan, (ii) such waiver is required under state or federal law or (iii) the mortgage debt has been accelerated as a result of the Mortgagor's default in making its Monthly Payments. The Servicer shall not waive (and shall not permit any Subservicer to waive) any Prepayment Penalty unless it is waived in accordance with the immediately preceding sentence.

         Section 3.04 [Reserved].

         Section 3.05 Escrow Accounts. The Servicer shall establish or cause each Subservicer pursuant to the related Subservicing Agreement to establish and maintain one or more escrow accounts and deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, hazard insurance premiums, mortgage insurance policy premiums, if applicable, and comparable items for the account of the Mortgagors.

         Section 3.06 Custodial Account.

         The Servicer shall establish and maintain one or more Custodial Accounts, which may be interest bearing accounts. Except as otherwise set forth below, the following payments and collections shall be deposited therein (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date): (i) all payments on account of principal on the Mortgage Loans; (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee, including Compensating Interest; (iii) all Insurance Proceeds and Liquidation Proceeds; (iv) any Monthly Advances; (v) any amounts required to be deposited pursuant to Section 3.16 and the first paragraph of Section 3.08; and (vi) any Prepayment Penalties.

         With respect to Liquidation Proceeds and Insurance Proceeds, the Servicer may elect to treat such amounts as included in the Principal Remittance Amount for the Remittance Date in the month of receipt, but is not obligated to do so. If the Servicer so elects, such amounts will be deemed to have been received on the last day of the month prior to the receipt thereof.

         Section 3.07 Permitted Withdrawals From the Custodial Account.

         The Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account for the following purposes:

                  (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

                  (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

                  (iii) to reimburse itself as to any Liquidated Mortgage Loan from related Liquidation Proceeds for related Monthly Advances, Insured Expenses and Liquidation Expenses, and to reimburse itself for any unpaid servicing compensation on such Liquidated Mortgage Loan;

                  (iv) to reimburse itself as to any Mortgage Loan which became an REO Property, from related Liquidation Proceeds for related Insured Expenses and Liquidation Expenses;

                  (v) (a) to pay to itself as servicing compensation any interest earned on or investment income with respect to funds in the Custodial Account to the extent interest earnings are in excess of the amount of Compensating Interest owed and (b) to pay to itself as to each Mortgage Loan the Servicing Fee (from which fee the Subservicer may be compensated);

                  (vi) to reimburse itself for any Nonrecoverable Monthly Advance or to reimburse itself for any Liquidation Expenses not previously recovered pursuant to subclauses (iii) and (iv) above;

                  (vii) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 5.01;

                  (viii) to reimburse itself for any other expenses incurred and reimbursable to it pursuant to Section 3.12 or otherwise; and

                  (ix) to clear the Custodial Account of all amounts on deposit therein attributable to the Mortgage Loans upon the termination of this Agreement.

         Section 3.08 Permitted Instruments.

         The depository institution at which the Custodial Account has been established may at the direction of the Servicer, invest the funds in the Custodial Account in Permitted Instruments, which shall mature not later than the Remittance Date next following the date of such investment. Subject to
Section 3.16, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as such losses are realized. As used herein, "PERMITTED INSTRUMENTS" shall include the following:

                  (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase obligations with respect to any security described in clause (i) above maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by any nationally recognized rating agency in its highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust Servicer incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust Servicer; provided that the debt obligations of such depository institution or trust Servicer (or, in the case of the principal depository institution in a depository institution holding Servicer system, debt obligations of the depository institution holding Servicer) at the date of acquisition thereof have been rated by any nationally recognized rating agency in its highest short-term rating available; and provided further that, if the depository or trust Servicer is a principal subsidiary of a bank holding Servicer and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding Servicer; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign bank or trust Servicer shall exceed 30 days, the short-term rating of such institution shall be rated by any nationally recognized rating agency in its highest short-term rating available;

                  (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has a remaining maturity of not more than 30 days and has been rated by any nationally recognized rating agency in its highest short-term rating available;

                  (v) a money market fund or a qualified investment fund rated by any nationally recognized rating agency in its highest short-term rating available; and

                  (vi) other obligations or securities that are acceptable to any nationally recognized rating agency as a Permitted Instrument, as evidenced in writing.

         Section 3.09 Primary Insurance Policies.

         The Servicer shall not take any action which would result in non-coverage under any applicable mortgage insurance policy or any loss which, but for the actions of the Servicer, would have been covered thereunder. To the extent coverage is in full force and effect on the Mortgage Loans as of the Cut-off Date, the Servicer shall use reasonable efforts to keep or cause to be kept in full force and effect each such mortgage insurance policy until the principal balance of the related Mortgage Loan is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Servicer shall pay or use reasonable efforts to cause the premium for each mortgage insurance policy to be paid on a timely basis.

         Section 3.10 Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

         (a) The Servicer shall use reasonable efforts to cause to be maintained for each Mortgage Loan and on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage and flood insurance in accordance with Accepted Servicing Practices. Any amounts applied to the Servicer under any such policies (other than amounts applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.07. In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.10(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10(a) and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself and the Trust Fund, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

         (b) The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac with respect to the Servicer if the Servicer were servicing and administrating the Mortgage Loans for Fannie Mae or Freddie Mac in addition to other mortgage loans being serviced and administered by the Servicer.

         Section 3.11 Enforcement of Due-On-Sale Clauses.

         (a) When any Mortgaged Property is conveyed, the Servicer shall declare such Mortgage Loan due and payable and shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage in accordance with Accepted Servicing Practices, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any insurance policy. Notwithstanding the foregoing:

                  (i) the Servicer shall not be deemed to be in default under this Section 3.11(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

                  (ii) if the Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any related insurance policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any related Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Servicer's or the Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Custodian shall execute any necessary instruments for such assumption or substitution of liability as directed by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fees collected by the Servicer or the related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such Subservicer as additional servicing compensation. The Servicer shall notify the Master Servicer and the Trustee, in writing, of any such assumption, modification, supplement or substitution of liability with respect to any Mortgage Loan and the date thereof.

         (c) The Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. Any fee collected by the Servicer or the related Subservicer for processing such a request will be retained by the Servicer or such Subservicer as additional servicing compensation.

         (d) Subject to any other applicable terms and conditions of this Agreement, the Custodian and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Custodian and Servicer with a "Certification" in the form attached hereto as Exhibit F, in form and substance satisfactory to the Custodian and Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan, upon approval of such assignment in lieu of satisfaction with respect to any Mortgage Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Servicer shall treat such amount as a Full Prepayment with respect to such Mortgage Loan for all purposes hereof.

         Section 3.12 Realization Upon Defaulted Mortgage Loans.

         (a) The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.03; provided, however, that the Servicer shall notify the Master Servicer of the Servicer's intent to foreclose on any such properties at least 5 Business Days prior to the commencement of foreclosure on such properties. In connection with such foreclosure or other conversion, the Servicer shall, consistent with this Agreement, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in a manner that is consistent with the provisions of this Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Trust Fund after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds from the related Mortgaged Property, as contemplated in
Section 3.07. In the event of a determination and notice to the Master Servicer by the Servicer pursuant to this Section 3.12(a), the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.07. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceeding; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.07.

         (b) Any proceeds collected by the Servicer with respect to any Mortgage Loan, including without limitation, Insurance Proceeds, Liquidation Proceeds or any other proceeds realized with respect to the sale of the Mortgage Loan (other than any such amounts relating to REO Property) shall be applied as follows: first, to reimburse the Servicer for all unreimbursed Monthly Advances with respect to such Mortgage Loan and servicing advances and expenses incurred by the Servicer with respect to such Mortgage Loan in accordance with Accepted Servicing Practices and this Agreement, including without limitation, taxes, assessments and hazard insurance premiums; second, to pay to the Servicer any unpaid Servicing Fees owed with respect to the related Mortgage Loan; third, Master Servicer to pay to the Master Servicer any amounts remaining.

         Section 3.13 Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan or upon the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Master Servicer and the Custodian by delivering to the Master Servicer and the Custodian a Request for Release. Upon receipt of such Request for Release, the Custodian shall to release the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to funds attributable to the Mortgage Loans on deposit in the Custodial Account.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer will deliver to the Master Servicer and the Custodian a Request for Release. Upon receipt of such Request for Release, the Custodian shall deliver the related Mortgage File, as requested, to the Servicer. The Servicer shall cause each Mortgage File so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially.

         Section 3.14 [Reserved]

         Section 3.15 REO Property.

         In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale to the REO Property shall be taken in the name of the Trustee for Trust Fund on the date (the "Acquisition Date") on which such Mortgaged Property becomes an REO Property, or in the name of such other Person or Persons as requested by the Trustee, provided, however, that title to the REO Property shall not be taken in the name of the Servicer unless the Servicer has obtained an Opinion of Counsel satisfactory to it from an attorney duly licensed to practice law in the State where the REO Property is located to the effect that the Servicer shall not suffer any adverse tax, financial, regulatory or licensing consequences as a result of obtaining record title to the REO property. The Person or Persons other than the Trustee holding record title to an REO Property shall acknowledge in writing that such title is being held as nominee for the Trustee.

         The Servicer by itself or through an affiliate shall manage the REO Property in accordance with the terms and provisions of Accepted Servicing Practices and in a manner that is consistent with the manner in which it would manage its own property, and in a manner that is in the best interests of the Trust Fund. Any proceeds collected by the Servicer after the Acquisition Date with respect to the REO Property, including without limitation, insurance, liquidation or any proceeds realized with respect to the sale or rental of the REO Property (collectively, the "Cash Receipts") shall be promptly applied as follows: first, to pay the commission of the broker, if any, who introduced the purchaser of the REO Property to the Subservicer; and second, to reimburse the Subservicer and the Servicer for all unreimbursed Monthly Advances and pre and post Acquisition Date cash outlays made by the Subservicer and the Servicer (or such affiliate) with respect to such REO Property in accordance with Accepted Servicing Practices, including without limitation, taxes, assessments and hazard insurance premiums. All Cash Receipts remaining thereafter shall be distributed to the Master Servicer on the Remittance Date which occurs one calendar month after the sale of the REO Property.

         The Servicer shall be relieved of its obligation to advance to the Master Servicer on the 18th day of the month following the Acquisition Date uncollected principal and net interest with respect to the Mortgage Loan relating to the REO Property.

         Section 3.16 Compensating Interest.

         Notwithstanding any other provisions contained herein, the amount of servicing compensation that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Remittance Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Remittance Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee to which the Servicer is entitled pursuant to Section 3.07, and, second, to any income or gain realized from any investment of funds held in the Custodial Account to which the Servicer is entitled pursuant to Section 3.08. In making such reduction, the Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.07, and (ii) will not withdraw from the Custodial Account any such amount to which it is entitled pursuant to Section 3.08.

         Section 3.17 Filing Requirements.

         The servicing officer in charge of servicing of the Servicer to execute and deliver a certification (the "Backup Certification") in the form attached hereto as Exhibit H, not later than March 20 of each calendar year; provided that such Backup Certification shall no longer be required if periodic reports under the Securities Exchange Act of 1934 are no longer required with respect to the Securitization Trust.

         Section 3.18 Securitization Servicing.

         (a) If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such an action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

         (b) (i) The special foreclosure rights in the form of Exhibit K are incorporated herein with respect to the applicable Mortgage Loans.

                  (ii) In connection with any notice required to be delivered pursuant to clause (a) of Exhibit K, so long as the Seller or an affiliate thereof is the holder of the most junior of the Subordinate Certificates representing an interest in the Trust Fund in respect of such Mortgage Loan, as applicable, the Seller or its affiliate shall provide evidence to the Servicer as to the Person that is the 100% holder of the most junior of the Subordinate Certificates, in the form of an officer's certificate of the Seller setting forth the 100% holder of the most junior of the Subordinate Certificates together with (A) if the Subordinate Certificate is registered in the name of the Depository Trust Company, an account statement through the applicable broker-dealer or such other evidence as the Servicer shall reasonably request or (B) if the Subordinate Certificate is held in physical form, the trade confirmation with respect to such Subordinate Certificate or such other evidence as the Servicer shall reasonably request.

                  (iii) [Reserved]

                  (iv) So long as the Seller or any affiliate thereof is the holder of the most junior of the Subordinate Certificates, the Seller shall deliver to the Servicer written notice of any transfer of such Subordinate Certificate promptly upon any transfer thereof, which notice shall set forth the name and address of the transferee and the date upon which such transfer was effected.

                  (v) It is expressly understood and agreed by the parties hereto that the servicing procedures set forth in this Section 3.18 and Exhibit K hereto differ from the standard servicing practices of the Servicer and that the Servicer's compliance with such procedures may
         (i) increase the time to resolution of any foreclosure or in respect of any REO Property, and the Servicer shall not be responsible for any losses resulting from such delays and (ii) result in additional expenses that will be borne by the Trust Fund or holder of the most junior of the Subordinate Certificates, as applicable.

         (c) At the option of the Servicer, in the event that any payment due under any Mortgage Loan and not postponed is not paid when the same becomes due and payable, or in the event the related Mortgagor fails to perform any other covenant or obligation under such Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action, which action (notwithstanding anything contained herein or incorporated by reference to the contrary) may include but is not limited to effecting the sale of such Mortgage Loan on an as-is basis, as (1) the Servicer would undertake under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with accepted servicing practices, and (3) the Servicer shall determine prudently to be in the best interest of the Servicer. The Servicer, on behalf of the Trust Fund, may also, in its sole and exclusive discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Servicer believes, in its sole and exclusive discretion, that such sale would maximize proceeds to the Master Servicer (on a present value basis) with respect to each such Mortgage Loan. Notwithstanding any other provision in this Agreement or otherwise, the Servicer shall have no liability to the Trust Fund or any other party for the Servicer's determination hereunder.

         (d) From and after the date hereof, Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Servicer's obligation to service the Mortgage Loans in accordance with the provisions of this Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee have the rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Trust Fund under this Agreement to enforce the obligations of Servicer, including, without limitation, the enforcement of (i) the document delivery requirements set forth in the Servicing Agreement and (ii) remedies with respect to representations and warranties made by Servicer in this Agreement, and shall be entitled to enforce all of the obligations of Servicer thereunder insofar as they relate to the Mortgage Loans. Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of this Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Mortgage Loans or Servicer's performance under this Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Mortgage Loans.

         (e) The Master Servicer shall be entitled to terminate the rights and obligations of Servicer under this Agreement, as provided in Section 6.01 (Events of Default of the Servicer) of this Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Trust Fund under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except Servicer, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement.

         (f) A copy of all assessments, attestations, reports and certifications required to be delivered by Servicer under this Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

         Section 3.19 Transfer of Servicing to Central Mortgage Company.

         On the Transfer Date, the Servicer shall cause all servicing rights and obligations with respect to the Mortgage Loans to be transferred to Central Mortgage Company ("Central"), subject to all legal and regulatory requirements. The Seller will pay to the Servicer a fee of $5.00 for each Mortgage Loan transferred on the Transfer Date. In connection with such transfer, and at no cost or expense to Seller:

         (a) On November 1, 2006, the Servicer will transfer to Central all funds and data collected with respect to the Mortgage Loans through the Transfer Date. On November 15, 2006, Central will transfer all funds and data collected with respect to the Mortgage Loans through the Transfer Date and for the period after the Transfer Date through November 15th. On the Remittance Date in November 2006, the Servicer shall remit all such funds to the Master Servicer.

         (b) Central shall take delivery of the servicing files on the Transfer Date or within five business days thereafter at the place or places designated by Seller. From and after such delivery of the servicing files to Central, all risk of loss or damage with respect to such servicing files occurring thereafter shall be borne by Central.

         (c) Servicer shall prepare and distribute to each Mortgagor forms relating to interest paid by the Mortgagor on the related Mortgage Loan and, to the extent that moneys are paid to such Mortgagor, forms relating to interest paid to the Mortgagor, and shall report the same to the Internal Revenue Service with respect to the periods prior to and including the Transfer Date.

         (d) Servicer and Central each shall cooperate to notify each Mortgagor of the transfer of the servicing of his or her Mortgage Loan and the new address to which payments on the Mortgage Loans should be sent after the Transfer Date, all in accordance with applicable law and regulation.

         (e) Following the Transfer Date, Servicer shall, on a daily basis, send to Central any and all amounts received by Servicer on account of the Mortgage Loans, said remittance to be by wire transfer in the case of cash received and by overnight delivery service with respect to checks and other instruments and any Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation in respect of any Mortgage Loan that are received by Servicer after the Transfer Date.

         (f) Servicer shall be responsible for preparing and delivering, no later than five (5) calendar days following the Transfer Date, letters notifying insurers, taxing authorities, foreclosure attorneys, and any other third parties who will have a need to know of the transfer of servicing with respect to the Mortgage Loans to Successor Servicer.

         (g) The aggregate balances of all escrow/impound accounts, if any, held by Servicer as of the Transfer Date shall be remitted, by wire transfer to such account or accounts as may be designated by Seller or Central, accompanied by a report identifying in detail reasonably acceptable to Seller the Mortgage Loans to which such balances relate, within one (1) business day following the Transfer Date.

         (h) A final trial balance report and other customary service transfer related reports shall be forwarded to Seller and Central within one (1) business day of the Transfer Date. The final trial balance report shall contain the minimum information outlined in Seller's closing/servicing transfer instructions, including, without limitation, information relating to the amount of any unpaid taxes, charges, assessments, insurance premiums or similar matters with respect to each Mortgage Loan.

         (i) Servicer shall comply with all reasonable servicing transfer instructions of Central.

         (j) The Seller shall reimburse the Servicer for all Monthly Advances not previously reimbursed and all accrued and unpaid Servicing Fees.

         (k) Central shall notify the Master Servicer in writing of the date when servicing has been transferred to Central.

                                   ARTICLE IV

                           PAYMENTS TO THE TRUST FUND

         Section 4.01 Distributions.

         On each Remittance Date (including the Remittance Date in November, 2006, notwithstanding the Transfer Date) the Servicer shall distribute to the Master Servicer in immediately available funds (by wire transfer or otherwise) to the account of such Master Servicer in accordance with the wire instructions set forth in, Section 8.04, the Remittance Amount payable to such Master Servicer and the Servicer will distribute the balance of the Servicing Fee to Luminent in the same manner, using the wiring instructions set forth in Section 8.04.

         Section 4.02 Statements to the Master Servicer.

         No later than the 5th Business Day of each month (including such date in November, 2006, notwithstanding the Transfer Date), the Servicer shall forward by mail to the Master Servicer, and make available to the Master Servicer via electronic format, a statement setting forth the information in respect of the Mortgage Loans as set forth in Exhibit E.

         Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Master Servicer a statement containing the information set forth in clauses (i) and (ii) above aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in force.

         Section 4.03 Monthly Advances by the Servicer.

         Prior to such time as title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, on or before each Remittance Date, the Servicer shall either (i) deposit in the Custodial Account an amount equal to the Monthly Advance, if any, or (ii) cause to be made an appropriate entry in the records of the Custodial Account that funds in such account that are being held for future distribution or withdrawal or which do not belong to the Trust Fund have been used by the Servicer in discharge of any such Monthly Advance or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly Advance. Any funds being held for future distribution to the Master Servicer and so used shall be replaced by the Servicer by deposit in the Custodial Account on any future Remittance Date to the extent that funds in the Custodial Account relating to the Mortgage Loans on such Remittance Date shall be less than payments to the Master Servicer required to be made on such date.

         Section 4.04 Reports and Returns to be Filed by the Servicer.

         The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.05 Format of Reports and Statements.

         The reports and statements delivered by the Servicer to the Trust Funds pursuant to this Article III shall be substantially in the form attached hereto as Exhibit E.

                                   ARTICLE V

                                  THE SERVICER

         Section 5.01 Indemnification.

         The Servicer shall indemnify and hold harmless the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator and any director, officer, employee or agent of the foregoing (each, an "Indemnified Party") against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Party may sustain arising out of, resulting from, or caused by the failure by the Servicer to perform its duties hereunder. The Indemnified Party shall notify the Servicer promptly if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer may assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree that may be entered against it or the Indemnified Party in respect of such claim. The Indemnified Party promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence unless the Servicer's indemnification obligation described in this paragraph is applicable.

         The Trust Fund shall indemnify and hold harmless the Servicer and any director, officer, employee or agent of the Servicer against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or legal action relating to this Agreement, other than any such amounts incurred by reason of a material breach by the Servicer of any representation or warranty made by it herein or the failure by the Servicer to perform its duties hereunder.

         The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its discretion undertake any such legal action relating to the servicing of the Mortgage Loans under this Agreement that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable or reimbursable out of the Custodial Account as provided by Section 3.07 unless the Servicer's indemnification obligation described in Section 5.01(a) above is applicable and, notwithstanding any other provision hereof, distributions pursuant to Section 4.01 shall be reduced accordingly.

         Section 5.02 Liability of the Servicer and Others.

         The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Neither the Servicer, nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Trustee, the Master Servicer, the Securities Administrator or the Trust Fund for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Section 5.03 Merger or Consolidation of the Servicer.

         The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the Commonwealth of Pennsylvania, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notwithstanding anything in this Agreement the contrary, the conversion of GMAC Mortgage Corporation's organizational structure from a Pennsylvania corporation to a Delaware limited liability company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of GMAC Mortgage Corporation hereunder.

         Section 5.04 Servicer Resignation; Assignment of Agreement.

         The Servicer may assign this Agreement or resign from the obligations and duties hereby imposed on it upon 60 days prior written notice to the Master Servicer. Upon the Servicer's resignation, the Master Servicer shall either assume the responsibilities, duties, rights and obligations of the Servicer or appoint a Successor Servicer in accordance with Section 8.01. No such resignation shall become effective until a successor which satisfies the requirements of Section 8.01 and is mutually acceptable to the Servicer and the Master Servicer has assumed the Servicer's duties hereunder, unless a determination has been made that the Servicer's duties hereunder are no longer permissible under applicable law.

         Section 5.05 Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the
Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such an action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

         Section 5.06 Right to Examine Servicer Records.

         The Master Servicer, or its designee, shall have the right to examine and audit any of the related books, records or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

         The Servicer shall provide to the Master Servicer and any supervisory agents or examiners which may relate to the Master Servicer access to any documentation regarding the Mortgage Loans which may be required by any applicable regulations, including but not limited to any disaster recovery/business continuity plan and/or any measures taken by the Servicer to protect Consumer Information. Such access shall be afforded without charge, upon reasonable request, upon five Business Days prior written notice, during normal business hours and at the offices of the Servicer, all in accordance with applicable federal government regulations.

         The Servicer will be entitled to reimbursement of any third party expenses under the terms of the Pooling Agreement incurred by it in connection with any examination pursuant to this Section 5.06.

                                   ARTICLE VI

                                     DEFAULT

         Section 6.01 Events of Default of the Servicer.

         Event of Default, wherever used herein, means any one of the following events:

         (a) the Servicer shall fail to remit to the Master Servicer any payment required to be made under the terms of this Agreement and such failure shall continue unremedied for a period of five days after the date upon which written notice or oral notice (promptly confirmed in writing) of such failure, requiring such failure to be remedied, shall have been given to the Servicer by the Master Servicer; or

         (b) the Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement and such failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

         (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of, or relating to, the Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

         (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (f) any failure of the Servicer to be in compliance with applicable qualification or licensing laws of any jurisdiction where Mortgaged Property is located, provided that such failure has a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement; or

         (g) the Servicer ceases to meet the qualifications of either FNMA or FHLMC; or

         (h) the Servicer's servicer rating (if any) by any rating agency for a classification of loans sold under this Agreement falls below an "average" rating at any time after the effectiveness of this Agreement.

         If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer by notice in writing to the Servicer, may terminate all of the rights and obligations of the Servicer under this Agreement other than its right to receive servicing compensation for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and may exercise any and all other remedies available at law or equity; provided, however, that any liability of the Servicer under this Agreement arising prior to such termination shall survive. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement shall, in accordance with Section 8.01, pass to and be vested in the Master Servicer or the Successor Servicer appointed pursuant to Section
8.01. If the Servicer obtains knowledge of an Event of Default, the Servicer shall promptly notify the Master Servicer thereof.

         Section 6.02 Waiver of Defaults.

         The Master Servicer may waive such default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default, as defined in Section 6.01, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VII

                                   TERMINATION

         Section 7.01 Termination.

         The obligations and responsibilities of the Servicer hereunder shall terminate upon the earlier of: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) by mutual consent of the Servicer and the Master Servicer in writing.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01 Successor to the Servicer.

         Any successor servicer appointed as provided herein (the "Successor Servicer") shall have a net worth of not less than $10,000,000 and shall execute, acknowledge and deliver to the Servicer and the Master Servicer an instrument accepting such appointment, whereupon such Successor Servicer shall succeed to the rights and obligations of the Servicer under the Subservicing Agreements and shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer with like effect as if originally named as a party to this Agreement. The Successor Servicer shall promptly deliver a copy of any such instrument to the Custodian. The resignation or removal of the Servicer hereunder shall not become effective until a successor shall be appointed pursuant to this Section 8.01.

         In connection with the termination or resignation of the Servicer as servicer hereunder, either (i) the Successor Servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Servicer shall cooperate with the Successor Servicer in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the Successor Servicer. The Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The Successor Servicer shall cause such assignment to be delivered to the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 8.02 Entire Agreement; Amendment.

         This Agreement may be amended from time to time by the Servicer, the Master Servicer and the Securities Administrator by written agreement acknowledged by the Trustee. This Agreement shall constitute the entire agreement between the parties.

         Section 8.03 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.04 Notices.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by overnight courier to:

         (a) in the case of the Servicer,

                  GMAC Mortgage Corporation,
                  100 Witmer Road,
                  Horsham, Pennsylvania 19044


         (b) in the case of the Seller,

                  Maia Mortgage Finance Statutory Trust,
                  101 California St., 13th Floor,
                  San Francisco, California 94111


         (c) in the case of the Master Servicer and Securities Administrator,

                  Wells Fargo Bank, N.A.
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: Corporate Trust Group, Luminent 2006-6

                  Or, in the case of overnight deliveries:

                  9062 Old Annapolis Road
                  Columbia, Maryland 21045)
                  Telephone: (410) 884-2000
                  Facsimile: (410) 715-2380

         (c) in the case of the Trustee,

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention: Trustee/The Seller Mortgage Trust 2006-6

         Distributions that may be made by wire transfer pursuant to Section
4.01 shall be made to the following wire accounts,

         If to Wells Fargo:
                  Wells Fargo Bank, N.A.
                  ABA#:  121-000-248
                  Account Name:  SAS CLEARING
                  Account Number:  3970771416
                  For further credit to: Luminent 2006-6, Account # 50953200

         If to Luminent:
                  Bank of America
                  ABA#: 0260-0959-3
                  Account Name: Maia Mortgage Finance Statutory Trust Account Number: 12356-78762

         Section 8.05 Severability of Provisions.

         If any provision of this Agreement shall be for any reason whatsoever held invalid, then such provision shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 8.06 No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Trust Fund.

         Section 8.07 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 8.08 Counterparts; Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 5.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Trust Fund and their respective successors and assigns.

         Section 8.09 Limited Role of the Trustee.

         The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Agreement and not individually and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

                                   ARTICLE IX
                          COMPLIANCE WITH REGULATION AB

         Section 9.01 Intent of the Parties; Reasonableness.

         The Purchaser and the Servicer acknowledge and agree that the purpose of this Article VIII is to facilitate compliance by the Servicer and the Seller with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Reg AB Addendum shall be applicable to all Mortgage Loans included in a Securitization Transaction closing on or after January 1, 2006. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

         Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Depositor to be necessary in order to effect such compliance.

         The Purchaser (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required to comply with Regulation AB.

         Section 9.02 Additional Representations and Warranties of the Servicer.

         (a) The Servicer hereby represents to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Depositor under Section 9.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any default by the Servicer as a Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization due to a servicing default; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no changes to the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement; (vi) there are no legal or governmental proceedings pending (or governmental proceedings known to be contemplated) against the Servicer or any Subservicer that are material to investors in the related Securitization Transaction; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

         (b) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 9.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

         Section 9.03 Information to Be Provided by the Servicer.

         (a) In connection with any Securitization Transaction, the Servicer shall (i) within five Business Days following a request by the Depositor, provide to the Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Depositor, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, provided, that the Servicer shall not be required to provide such information and materials with respect to a Subservicer if Regulation AB does not require disclosure of such information and materials and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Depositor) the information specified in paragraph
(d) of this Section.

         (b) If so requested by the Depositor, the Servicer shall provide such information regarding description of any affiliation or relationship, as described in Item 1119 of Regulation AB, between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Depositor in writing in advance of such Securitization Transaction:

                  (i) the sponsor;

                  (ii) the depositor;

                  (iii) the issuing entity;

                  (iv) any servicer;

                  (v) any trustee;

                  (vi) any originator;

                  (vii) any significant obligor;

                  (viii) any enhancement or support provider; and

                  (ix) any other material transaction party.

         (c) [Reserved].

         (d) [Reserved].

         (e) [Reserved].

         (f) If so requested by the Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                  (i) the Servicer's form of organization;

                  (ii) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                           (A) whether any prior securitizations of mortgage
                  loans of a type similar to the Mortgage Loans involving the Servicer have defaulted because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                           (B) the extent of outsourcing the Servicer utilizes;

                           (C) whether there has been previous disclosure of
                  material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                           (D) whether the Servicer has been terminated as
                  servicer in a residential mortgage loan securitization due to a servicing default; and

                           (E) such other information as required by Item
                  1108(b)(2) of Regulation AB;

                  (iii) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                  (iv) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under the Agreement or any Reconstitution Agreement;

                  (v) a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during the three-year period immediately preceding the related Securitization Transaction, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                  (vi) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                  (vii) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                  (viii) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

         (g) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, for so long as the Depositor is required to file reports under the Exchange Act with respect to a Securitization Transaction, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings involving the Servicer or any Subservicer that would be material to investors in the related Securitization Transaction, (B) any affiliations or relationships of the type described in Item 1119 of Regulation AB that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into a material agreement after the applicable closing date with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

         (h) As a condition to the succession to the Servicer or any Subservicer as a servicer or subservicer of at least 10% of the pool assets in a Securitization Transaction or sub-pool thereof under the Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

         (i) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                  (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation
         AB); and

                  (iii) information regarding any material pool asset changes (such as additions, substitutions or repurchases) (Item 1121(a)(14) of Regulation AB).

         (j) The Servicer shall provide to the Purchaser, any Servicer and any Depositor, upon request evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, publicly available financial information and reports, and such other information reasonably related to the Servicer's or such Subservicer's performance hereunder.

         (k) In the event that (i) the Servicer does not reasonably believe that certain information requested under this Section 9.03 is required to be disclosed pursuant to Regulation AB and (ii) the Servicer has not provided such information for any of its own securitizations, the Purchaser shall pay all reasonable documented costs incurred by the Servicer in connection with the preparation and delivery of such information, and the Servicer shall promptly deliver such information after expiration of a reasonable period of time for establishing the necessary systems and procedures to produce such information. Further, notwithstanding anything to the contrary herein, when determining if information is required under Regulation AB, all threshold and other requirements shall be determined solely by looking at the Servicer's mortgage loans and those of its third-party originators. The Servicer shall have no obligation with respect to disclosure or reporting under Regulation AB in the event that the aggregation of its third-party originated Mortgage Loans with those of the Purchaser's other sellers require additional disclosure; provided, however, the Servicer shall otherwise cooperate with the Purchaser to provide disclosure or reporting under Regulation AB in the event that such disclosure or reporting is required under Regulation AB and not otherwise available to the Purchaser.

         Section 9.04 Servicer Compliance Statement.

         On or before March 15 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

         The statement of compliance required under this Section 9.04 shall be provided by the Servicer in respect of its servicing of the Mortgage Loans during calendar year 2006 notwithstanding the servicing transfer on the Transfer Date.

         Section 9.05 Report on Assessment of Compliance and Attestation.

         (a) On or before March 15 of each calendar year when the Depositor is required to file reports under the Exchange Act with respect to the related Securitization Transaction commencing in 2007, the Servicer shall:

                  (i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit J hereto;

                  (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (iii) cause each Subservicer and each Subcontractor determined by the Servicer pursuant to Section 9.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

                  (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
         Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit I.

         The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

         All reports, assessments, attestations and certificates required under this Section 9.05 shall be provided by the Servicer and each Subservicer and Subcontractor in respect of its servicing of the Mortgage Loans during calendar year 2006 notwithstanding the servicing transfer on the Transfer Date.

         (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 9.05(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit J hereto delivered to the Purchaser concurrently with the execution of this Reg AB Addendum or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 9.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 9.06.

         Section 9.06 Use of Subservicers and Subcontractors.

         (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB, to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor "participating in the Servicing function" within the meaning of Item 1122 of Regulation AB, and shall not permit any Subservicer to hire or otherwise utilize the services of any such Subcontractor to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

         (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 9.02, 9.03(c), (e), (f) and (g), 9.04, 9.05 and 9.07 of this Servicing Agreement to the same extent as if such Subservicer were the Servicer, to the extent required under Regulation AB, and to provide the information required with respect to such Subservicer under Section 9.03(d) of this Servicing Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser, the Master Servicer and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 9.04 and Regulation AB, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 9.05 and Regulation AB and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 9.05 as and when required to be delivered under Regulation AB.

         (c) It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. If required under Regulation AB, the Servicer shall promptly upon request provide to the Purchaser, any Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance reasonably satisfactory to the Purchaser, such Depositor and such Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser, the Master Servicer and any Depositor to comply with the applicable provisions of Sections
9.05 and 9.07 of this Servicing Agreement. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 9.05, in each case as and when required to be delivered under Regulation AB.

         Section 9.07 Indemnification; Remedies.

         (a) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, a "Purchaser Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data or other material provided under this Article IX by or on behalf of the Servicer, or provided under this Article IX by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any breach by the Servicer of its obligations under this
         Article IX, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article IX, including any failure by the Servicer to identify pursuant to Section 9.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                  (iii) any breach by the Servicer of a representation or warranty set forth in Section 9.02(a) or in a writing furnished pursuant to Section 9.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to
         Section 9.02(b) to the extent made as of a date subsequent to such closing date; or

                  (iv) the gross negligence, bad faith or willful misfeasance in the performance of the Servicer's duties, or by reason of reckless disregard of obligations and duties, under this Article IX;

provided, however, that in no event, other than with respect to any indemnification obligations of the Servicer relating to any Servicer Information provided by the Servicer for inclusion in the any prospectus, prospectus supplement, or any private placement memorandum, or in any amendment or supplement thereto, in a Securitization Transaction, will the Servicer be liable for any consequential or punitive damages pursuant to this Section 9.07, even if advised of the possibility of such damages.

         The Purchaser shall indemnify the Servicer, each Person who controls the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, a "Servicer Indemnified Party;" together with the Purchaser Indemnified Parties, the "Indemnified Parties"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement contained or alleged to be contained in any filing with the Commission or the omission or alleged omission to state in any filing with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission arose out of or was based upon any information or statement, other than the Servicer Information, in a filing with the Commission.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

         In the case of any failure of performance described in clause (a)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required under Regulation AB by the Servicer, any Subservicer or any Subcontractor.

         This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

         (b) (i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
         Article IX, or any breach by the Servicer of a representation or warranty set forth in Section 9.02(a) or in a writing furnished pursuant to Section 9.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to
         Section 9.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect. Neither the Purchaser, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(i) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                  (ii) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a Master Servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

         Section 9.08 Third-Party Beneficiary.

         For purposes of this Article IX and any related provisions thereto, each Master Servicer and the Trustee shall be considered third-party beneficiaries of this Reg AB Addendum, entitled to all the rights and benefits hereof as if it were a direct party to Article IX of this Agreement.

                  IN WITNESS WHEREOF, the Servicer, the Master Servicer, the Securities Administrator and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      GMAC MORTGAGE CORPORATION, as
                                           Servicer



                                      By: /s/ Wesley B. Howard
                                          --------------------
                                      Name:  Wesley B. Howard
                                      Title: Vice President



                                      MAIA MORTGAGE FINANCE STATUTORY
                                      TRUST, as Seller



                                      By: /s/ Christopher J. Zyda
                                          -----------------------
                                      Name:  Christopher J. Zyda
                                      Title: Trustee & President



                                      WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator



                                      By: /s/ Amy Doyle
                                          -------------
                                      Name:  Amy Doyle
                                      Title: Vice President

Agreed to and acknowledged by:

HSBC BANK USA, NATIONAL ASSOCIATION
     not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2006-6 under the Pooling Agreement



By: /s/ Elena Zhang
    ---------------
Name:  Elena Zhang
Title: Assistant Vice President


                          [INTERIM SERVICING AGREEMENT]

                                    EXHIBIT A

                                   [Reserved]

                                    EXHIBIT B

                                   [Reserved]

                                    EXHIBIT C

                                   [Reserved]

                                    EXHIBIT D

                                   [RESERVED]

                                    EXHIBIT E

                            Form of Periodic Reports

STANDARD FILE LAYOUT - MASTER SERVICING


----------------------------------------------------------------------------------------------------------------------------------
   Column Name                                        Description           Decimal             Format Comment           Max Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer to                          Text up to 10 digits                   20
                        define a group of loans.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                A unique identifier assigned to                              Text up to 10 digits                   10
                        each loan by the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR       A  unique  number  assigned  to a loan                        Text up to 10 digits                   10
                        by  the  Servicer.  This  may be
                        different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME           The  borrower  name as  received  in the file.               Maximum length of 30 (Last, First)     30
                        It is not separated by first and last name.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT           Scheduled monthly principal and scheduled              2     No commas(,) or dollar signs ($)       11
                        interest payment that a borrower is expected
                        to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE           The loan interest rate as reported                     4     Max length of 6                         6
                        by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE            The loan gross interest rate less the service fee      4     Max length of 6                         6
                        rate as reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE           The servicer's fee rate for a loan as reported         4     Max length of 6                         6
                        by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT            The servicer's fee amount for a loan as                2     No commas(,) or dollar signs ($)       11
                        reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT             The new loan payment amount as reported                2     No commas(,) or dollar signs ($)       11
                        by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   Column Name                                        Description           Decimal             Format Comment           Max Size
----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.         4     Max length of 6                         6
----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE          The index the Servicer is using to calculate           4     Max length of 6                         6
                        a forecasted rate.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at             2     No commas(,) or dollar signs ($)       11
                        the beginning of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL       The  borrower's actual principal balance at            2     No commas(,) or dollar signs ($)       11
                        the end of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle                      MM/DD/YYYY                             10
                        that the borrower's next payment is due to
                        the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1         The first curtailment amount to be applied.            2     No commas(,) or dollar signs ($)       11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1        The curtailment date associated with the                     MM/DD/YYYY                             10
                        first curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_1          The curtailment interest on the first c                2     No commas(,) or dollar signs ($)       11
                        urtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2         The second curtailment amount to                       2     No commas(,) or dollar signs ($)       11
                        be applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2        The curtailment date associated with the                     MM/DD/YYYY                             10
                        second curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_2          The curtailment interest on the second                 2     No commas(,) or dollar signs ($)       11
                        curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3         The third curtailment amount to be applied.            2     No commas(,) or dollar signs ($)       11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3        The curtailment date associated with                         MM/DD/YYYY                             10
                        the third curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3          The curtailment interest on the third                  2     No commas(,) or dollar signs ($)       11
                        curtailment amount, if  applicable.
----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                 The loan "paid in full" amount as                      2     No commas(,) or dollar signs ($)       11
                        reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                The paid in full date as reported by                         MM/DD/YYYY                             10
                        the Servicer.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   Column Name                                        Description           Decimal             Format Comment           Max Size
----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE             The standard FNMA numeric code used to                       Action Code Key;   15=Bankruptcy,      2
                        indicate the default/delinquent                              30=Foreclosure,    60=PIF,
                        status of a particular loan.                                 63=Substitution,   65=Repurchase,
                                                                                     70=REO
----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT             The amount of the interest adjustment                  2     No commas(,) or dollar signs ($)       11
                        as reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment                      2     No commas(,) or dollar signs ($)       11
                        amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount,                       2     No commas(,) or dollar signs ($)       11
                        if applicable.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT           The amount the Servicer is passing                     2     No commas(,) or dollar signs ($)       11
                        as a loss, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal                    2     No commas(,) or dollar signs ($)       11
                        amount due at the beginning of the cycle
                        date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL      The scheduled principal balance due to                 2     No commas(,) or dollar signs ($)       11
                        investors at the end of a
                        processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT          The scheduled principal amount as                      2     No commas(,) or dollar signs ($)       11
                        reported by the Servicer for the
                        current cycle -- only applicable
                        for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT           The scheduled gross interest amount                    2     No commas(,) or dollar signs ($)       11
                        less the service fee amount for the
                        current  cycle  as  reported  by the
                        Servicer  -- only  applicable  for
                        Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT           The actual principal amount collected                  2     No commas(,) or dollar signs ($)       11
                        by the Servicer for the current
                        reporting cycle -- only applicable
                        for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT            The actual gross interest amount                       2     No commas(,) or dollar signs ($)       11
                        less the service fee amount for the
                        current reporting cycle as reported by
                        the Servicer -- only applicable for
                        Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_AMT      The penalty amount received when                       2     No commas(,) or dollar signs ($)       11
                        a borrower prepays on his loan as
                        reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   Column Name                                        Description           Decimal             Format Comment           Max Size
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_WAIVED   The prepayment penalty amount for                       2     No commas(,) or dollar signs ($)       11
                        the loan waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                The Effective Payment Date of the                             MM/DD/YYYY                             10
                        Modification for the loan.
----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                The Modification Type.                                       Varchar - value can be alpha or         30
                                                                                     numeric
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT  The current outstanding  principal                     2     No commas(,) or dollar signs ($)        11
                        and interest advances made
                        by Servicer.
----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT   :  STANDARD FILE LAYOUT - DELINQUENCY REPORTING


----------------------------------------------------------------------------------------------------------------------
Column/Header Name                   Description                        Decimal              Format Comment
----------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan
                            by the Servicer. This may be
                            different than the LOAN_NBR
----------------------------------------------------------------------------------------------------------------------
LOAN_NBR                    A unique identifier assigned to
                            each loan by the originator.
----------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                  Servicer Client Number
----------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR           Contains a unique number as
                            assigned by an external servicer
                            to identify a group of loans in
                            their system.
----------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------
BORROWER_LAST-NAME          Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------
PROP_STATE                  The state where the property located.
----------------------------------------------------------------------------------------------------------------------
PROP_ZIP                    Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next                                  MM/DD/YYYY
                            payment is due to the servicer
                            MM/DD/YYYY at the end of
                            processing cycle, as reported by
                            Servicer.
----------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy                                   MM/DD/YYYY
                             claim was filed.
----------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the
                            bankruptcy was filed.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Column/Header Name                   Description                        Decimal              Format Comment
----------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the
                            court to the bankruptcy filing.
----------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE      The payment due date once the                                     MM/DD/YYYY
                            bankruptcy has been approved by
                            the courts
----------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed                                      MM/DD/YYYY
                            From Bankruptcy. Either  by
                            Dismissal, Discharged and/or a
                            Motion For Relief Was Granted.
----------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was
                            Approved By The Servicer                                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation
                            Approved For A Loan Such As;
----------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan                                MM/DD/YYYY
                            Is Scheduled To End/Close
----------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation                                      MM/DD/YYYY
                             Is Actually Completed
----------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter                                  MM/DD/YYYY
                            to the servicer with instructions
                            MM/DD/YYYY to begin foreclosure
                            proceedings.
----------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney                                MM/DD/YYYY
                            to Pursue Foreclosure
----------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an                                   MM/DD/YYYY
                            Attorney in a Foreclosure Action
----------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure                                   MM/DD/YYYY
                            sale is expected to occur.
----------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure                                MM/DD/YYYY
                             sale.
----------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT             The amount a property sold for                2        No commas(,) or dollar signs($)
                            at the foreclosure sale.
----------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE         The date the servicer initiates                                   MM/DD/YYYY
                            eviction of the borrower.
----------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal                                  MM/DD/YYYY
                            possession of the property from
                            MM/DD/YYYY the borrower.
----------------------------------------------------------------------------------------------------------------------
LIST_PRICE                  The price at which an REO                     2        No commas(,) or dollar signs ($)
                            property is marketed.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Column/Header Name                   Description                        Decimal              Format Comment
----------------------------------------------------------------------------------------------------------------------
LIST_DATE                   The date an REO property is listed                                MM/DD/YYYY
                            at a particular price.
----------------------------------------------------------------------------------------------------------------------
OFFER_AMT                   The dollar value of an offer                  2        No commas(,) or dollar signs ($)
                            for an REO property.
----------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME             The date an offer is received by                                  MM/DD/YYYY
                             DA Admin or by the Servicer.
----------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE            The date the REO sale of the                                      MM/DD/YYYY
                            property is scheduled to close.
----------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE               Classification of how the
                            property is occupied.
----------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE         A code that indicates the
                            condition of the property.
----------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE        The date a property inspection                                    MM/DD/YYYY
                            is performed.
----------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE              The date the appraisal was done.                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL               The current "as is" value of the              2
                            property based on brokers price
                            opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL           The amount the property would be              2
                            worth if repairs are completed 2
                            pursuant to a broker's price
                            opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------
If applicable:
----------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE          The circumstances which caused a
                            borrower to stop paying on a loan.
                            Code indicates the reason why the
                            loan is in default for this cycle.
----------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim                                    MM/DD/YYYY
                            Was Filed With Mortgage Insurance
                            Company.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Column/Header Name                   Description                        Decimal              Format Comment
----------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance                          No commas(,) or dollar signs ($)
                            Claim Filed
----------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company                                   MM/DD/YYYY
                            Disbursed Claim Payment
----------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance                     2        No commas(,) or dollar signs ($)
                            Company Paid On Claim
----------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With                                         MM/DD/YYYY
                            Pool Insurance Company
----------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT              Amount of Claim Filed With                    2        No commas(,) or dollar signs ($)
                            Pool Insurance Company
----------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The                                    MM/DD/YYYY
                            Check Was Issued By The
                            Pool Insurer
----------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool                  2        No commas(,) or dollar signs ($)
                            Insurance Company
----------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was                                         MM/DD/YYYY
                            Filed With HUD
----------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed              2        No commas(,) or dollar signs ($)
----------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A                                         MM/DD/YYYY
                            Claim Payment
----------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim               2        No commas(,) or dollar signs ($)
----------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was                                         MM/DD/YYYY
                            Filed With HUD
----------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed              2        No commas(,) or dollar signs ($)
----------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B                                         MM/DD/YYYY
                            Claim Payment
----------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim               2        No commas(,) or dollar signs ($)
----------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED-DATE         Date VA Claim Was Filed                                           MM/DD/YYYY
                            With the Veterans Admin
----------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin.                                              MM/DD/YYYY
                            Disbursed VA Claim Payment
----------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin.                        2        No commas(,) or dollar signs ($)
                            Paid on VA Claim
----------------------------------------------------------------------------------------------------------------------

EXHIBIT 2:  STANDARD FILE CODES - DELINQUENCY REPORTING


The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

o        ASUM-       Approved Assumption
o        BAP-        Borrower Assistance Program
o        CO-         Charge Off
o        DIL-        Deed-in-Lieu
o        FFA-        Formal Forbearance Agreement
o        MOD-        Loan Modification
o        PRE-        Pre-Sale
o        SS-         Short Sale
o        MISC-       Anything else approved by the PMI or Pool Insurer


NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

o        Mortgagor
o        Tenant
o        Unknown
o        Vacant


The PROPERTY CONDITION field should show the last reported condition of the property as follows:

o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

---------------------------------------------------------------------------------------------------
           DELINQUENCY CODE                              DELINQUENCY DESCRIPTION
---------------------------------------------------------------------------------------------------
                  001                  FNMA-Death of principal mortgagor
---------------------------------------------------------------------------------------------------
                  002                  FNMA-Illness of principal mortgagor
---------------------------------------------------------------------------------------------------
                  003                  FNMA-Illness of mortgagor's family member
---------------------------------------------------------------------------------------------------
                  004                  FNMA-Death of mortgagor's family member
---------------------------------------------------------------------------------------------------
                  005                  FNMA-Marital difficulties
---------------------------------------------------------------------------------------------------
                  006                  FNMA-Curtailment of income
---------------------------------------------------------------------------------------------------
                  007                  FNMA-Excessive Obligation
---------------------------------------------------------------------------------------------------
                  008                  FNMA-Abandonment of property
---------------------------------------------------------------------------------------------------
                  009                  FNMA-Distant employee transfer
---------------------------------------------------------------------------------------------------
                  011                  FNMA-Property problem
---------------------------------------------------------------------------------------------------
                  012                  FNMA-Inability to sell property
---------------------------------------------------------------------------------------------------
                  013                  FNMA-Inability to rent property
---------------------------------------------------------------------------------------------------
                  014                  FNMA-Military Service
---------------------------------------------------------------------------------------------------
                  015                  FNMA-Other
---------------------------------------------------------------------------------------------------
                  016                  FNMA-Unemployment
---------------------------------------------------------------------------------------------------
                  017                  FNMA-Business failure
---------------------------------------------------------------------------------------------------
                  019                  FNMA-Casualty loss
---------------------------------------------------------------------------------------------------
                  022                  FNMA-Energy environment costs
---------------------------------------------------------------------------------------------------
                  023                  FNMA-Servicing problems
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
           DELINQUENCY CODE                              DELINQUENCY DESCRIPTION
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                  026                  FNMA-Payment adjustment
---------------------------------------------------------------------------------------------------
                  027                  FNMA-Payment dispute
---------------------------------------------------------------------------------------------------
                  029                  FNMA- Transfer of ownership pending
---------------------------------------------------------------------------------------------------
                  030                  FNMA-Fraud
---------------------------------------------------------------------------------------------------
                  031                  FNMA-Unable to contact borrower
---------------------------------------------------------------------------------------------------
                  INC                  FNMA-Incarceration
---------------------------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

---------------------------------------------------------------------------------------------------
              STATUS CODE                                  STATUS DESCRIPTION
---------------------------------------------------------------------------------------------------
                  09                   Forbearance
---------------------------------------------------------------------------------------------------
                  17                   Pre-foreclosure Sale Closing Plan Accepted
---------------------------------------------------------------------------------------------------
                  24                   Government Seizure
---------------------------------------------------------------------------------------------------
                  26                   Refinance
---------------------------------------------------------------------------------------------------
                  27                   Assumption
---------------------------------------------------------------------------------------------------
                  28                   Modification
---------------------------------------------------------------------------------------------------
                  29                   Charge-Off
---------------------------------------------------------------------------------------------------
                  30                   Third Party Sale
---------------------------------------------------------------------------------------------------
                  31                   Probate
---------------------------------------------------------------------------------------------------
                  32                   Military Indulgence
---------------------------------------------------------------------------------------------------
                  43                   Foreclosure Started
---------------------------------------------------------------------------------------------------
                  44                   Deed-in-Lieu Started
---------------------------------------------------------------------------------------------------
                  49                   Assignment Completed
---------------------------------------------------------------------------------------------------
                  61                   Second Lien Considerations
---------------------------------------------------------------------------------------------------
                  62                   Veteran's Affairs-No Bid
---------------------------------------------------------------------------------------------------
                  63                   Veteran's Affairs-Refund
---------------------------------------------------------------------------------------------------
                  64                   Veteran's Affairs-Buydown
---------------------------------------------------------------------------------------------------
                  65                   Chapter 7 Bankruptcy
---------------------------------------------------------------------------------------------------
                  66                   Chapter 11 Bankruptcy
---------------------------------------------------------------------------------------------------
                  67                   Chapter 13 Bankruptcy
---------------------------------------------------------------------------------------------------

EXHIBIT: CALCULATION OF REALIZED LOSS/GAIN FORM 332-INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND/OR RESOLUTION OF ANY DISPUTED ITEMS.

(i) The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.    Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.

13.      The total of lines 1 through 12.

(ii)     Credits:

14-21.   Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form



22.      The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis (________).

EXHIBIT 3A:  CALCULATION OF REALIZED LOSS/GAIN FORM 332


    Prepared by:                                     Date:
                 --------------------                      -------------------

    Phone:                                  Email Address:
           --------------------------                      -------------------

    ---------------------        -----------------     --------------------
      Servicer Loan No.            Servicer Name         Servicer Address

    ---------------------        -----------------     --------------------


    WELLS FARGO BANK, N.A.  LOAN NO.  ________________________________________

    Borrower's Name: _________________________________________________________

    Property Address: ________________________________________________________



    LIQUIDATION TYPE: REO SALE     3RD PARTY SALE      SHORT SALE     CHARGE OFF

    WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN  YES        NO

    If "Yes", provide deficiency or cram down amount __________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1) Actual Unpaid Principal Balance of Mortgage Loan    $ _________ (1)

(2) Interest accrued at Net Rate                          _________ (2)

(3) Accrued Servicing Fees                                _________ (3)

(4) Attorney's Fees                                       _________ (4)

(5) Taxes (see page 2)                                    _________ (5)

(6) Property Maintenance                                  _________ (6)

(7) MI/Hazard Insurance Premiums (see page 2)             _________ (7)

(8) Utility Expenses                                      _________ (8)

(9) Appraisal/BPO                                         _________ (9)

(10) Property Inspections                                 _________ (10)

(11) FC Costs/Other Legal Expenses                        _________ (11)

(12) Other (itemize)                                      _________ (12)

         Cash for Keys                                    _________ (12)

         HOA/Condo Fees                                   _________ (12)

         __________________                               _________ (12)

         TOTAL EXPENSES                                 $ _________ (13)

CREDITS:

(14) Escrow Balance                                     $ _________ (14)

(15) HIP Refund                                           _________ (15)

(16) Rental Receipts                                      _________ (16)

(17) Hazard Loss Proceeds                                 _________ (17)

(18) Primary Mortgage Insurance/Gov't
     Insurance HUD Part A                                 _________ (18a)

HUD Part B                                                _________ (18b)

(19) Pool Insurance Proceeds                              _________ (19)

(20) Proceeds from Sale of Acquired Property              _________ (20)

(21) Other (itemize)                                      _________ (21)

___________________________________________               _________

         TOTAL CREDITS                                  $ _________ (22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $ _________ (23)

                           Escrow Disbursement Detail


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
      TYPE            DATE PAID        PERIOD OF       TOTAL PAID         BASE           PENALTIES        INTEREST
   (TAX/INS.)                          COVERAGE                          AMOUNT
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


                                    EXHIBIT F

                              FORM OF CERTIFICATION

                                                            -----------, ------

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044


[Address of Custodian]

             Re: Series        -            - Assignment of Mortgage Loan
                 --------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to [ - ] (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.11(d) of the Interim Servicing Agreement (the "Servicing Agreement"), dated as of ____________________, among GMAC Mortgage Corporation, as Servicer (the "Servicer"), Wells Fargo Bank, N.A., as the Master Servicer and the securities administrator, and Maia Mortgage Finance Statutory Trust, as Seller. All terms used herein and not otherwise defined shall have the meanings set forth in the Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Custodian that:

         (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

         (iv) such assignment is at the request of the borrower under the related Mortgage Loan.


                                 Very truly yours,


                                 (Lender)

                                 By:
                                    --------------------------------------
                                 Name:
                                       -----------------------------------
                                 Title:
                                        ----------------------------------

                                    EXHIBIT G

                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

Re:  REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage File described below.

Sale and Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full
                                               Mortgage Loan Repurchased
                                               Mortgage Loan in Foreclosure

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."


_______________________________________
GMAC Mortgage Corporation
Authorized Signature

_______________________________________________________________________________

TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Sale and Servicing Agreement.

         Enclosed Documents:    |_| Promissory Note
                                |_| Primary Insurance Policy
                                |_| Mortgage or Deed of Trust
                                |_| Assignment(s) of Mortgage or Deed of Trust
                                |_| Title Insurance Policy
                                |_| Other:


Name ________________________

Date ________________________

Title _______________________

                                    EXHIBIT H

                                 FORM OF BACK-UP

                                   [Reserved]

                                    EXHIBIT I

                          FORM OF ANNUAL CERTIFICATION

         Re: The [        ] agreement dated as of [      ], 200[ ] (the
             "Agreement"), among [IDENTIFY PARTIES]


                  I, ________________________________, the _____________________
of [NAME OF SERVICER] (the "Servicer"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Servicer on Exhibit G to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

         (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

         (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

         (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

         (5) The Compliance Statement required to be delivered by the Servicer pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.





                                  Date:
                                        ------------------------------------


                                  By:
                                      --------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT J

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  The assessment of compliance to be delivered by [the Servicer] shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                                         CRITERIA
----------------------------------------------------------------------------------------------------------------------
                        GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
                                                                                                           X
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to                              X
                     monitor the third party's performance and compliance with
                     such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing                                    X
                     function throughout the reporting period in the amount of
                     coverage required by and otherwise in accordance with the
                     terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank                                  X
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                                         CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized                                 X
                     personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash
                     flows or distributions, and any interest or other fees                                X
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the                              X
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign                             X
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
                     Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.                 X
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement                             X
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                     (D) contain explanations for reconciling items. These
                     reconciling items are resolved within 90 calendar days of
                     their original identification, or such other number of
                     days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                                         CRITERIA
----------------------------------------------------------------------------------------------------------------------
                       INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms                                         X
                     set forth in the transaction agreements; (B) provide
                     information calculated in accordance with the terms
                     specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
                     and (D) agree with investors' or the trustee's records as
                     to the total unpaid principal balance and number of
                     mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and                                 X
                     other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the transaction                                     X
                     agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or                             X
                     custodial bank statements.
----------------------------------------------------------------------------------------------------------------------
                            POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related                                     X
                     mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as                                X
                     required by the transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool
                     are made, reviewed and approved in accordance with any                                X
                     conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                                         CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no more
                     than two business days after receipt, or such other number                            X
                     of days specified in the transaction agreements, and
                     allocated to principal, interest or other items (e.g.,
                     escrow) in accordance with the related mortgage loan
                     documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's                              X
                     unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's
                     mortgage loans (e.g., loan modifications or re-agings)                                X
                     are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,                                X
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records                              X
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                     is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on                              X
                     the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                                         CRITERIA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is                             X
                     paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and
                     (C) such funds are returned to the obligor within 30
                     calendar days of full repayment of the related mortgage
                     loans, or such other number of days specified in the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided                              X
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the                           X
                     late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records                                     X
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction                            X
                     agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in                              X
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation                         if obligated
                     AB, is maintained as set forth in the transaction                                 under
                     agreements.                                                                    transaction
                                                                                                      documents
----------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT K

                       SPECIAL FORECLOSURE RIGHTS SECTION

Notwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that a real estate investment trust or one of its subsidiaries and is no longer the holder of the entire interest in the most junior of the Subordinate Certificates is no longer entitled to the rights described in this Section:

(a) The Servicer shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the holder of the entire interest in the most junior of the Subordinate Certificates, either directly or through the Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

(b) In the event that the Servicer determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days' or more delinquent and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the holder of the entire interest in the most junior of the Subordinate Certificates, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Servicer taking such action.

(c) If the holder of the entire interest in the most junior of the Subordinate Certificates timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to either (a) or (b) above, then such holder shall instruct the Master Servicer to hire, at such holder's sole cost and expense, three appraisal firms, selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "FAIR VALUE PRICE"), in each case (other than as set forth in (d) below) no later than 30 days from the date of such holder's objection. If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the holder of the entire interest in the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date ("ACCRUED INTEREST") and (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly delivery such amount to the Servicer for deposit into the Custodial Account. All costs relating to the computation of the related Fair Value Prices shall be (x) set forth in an invoice delivered by the Master Servicer, (y) for the account of the holder of the entire interest in the most junior of the Subordinate Certificates and (z) paid to the Master Servicer in immediately available funds by the holder of the entire interest in the most junior of the Subordinate Certificates at the time of such Mortgage Loan and the related Mortgaged Property are purchased by such holder.

(d) If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

                  (i) The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

                  (ii) If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan (such fair value, the "MASTER SERVICER FAIR VALUE PRICE"), and the holder of the entire interest in the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

                  (iii) If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

                           if such Master Servicer Fair Value Price is equal to
                  or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the "UNPAID PRINCIPAL BALANCE"), then the holder of the entire interest in the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and
                  (2) such Master Servicer Fair Value Price; and

                           if such Master Servicer Fair Value Price is less than
                  the related Unpaid Principal Balance, then the holder of the entire interest in the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of
                  (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the "PRELIMINARY PURCHASE PRICE"); provided, that the provisions of clause (d)(iv) shall thereafter apply.

                  (iv) Following the payment by the holder of the entire interest in the most junior of the Subordinate Certificates of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at the holder of the entire interest in the most junior of the Subordinate Certificates' sole cost and expense (which shall be payable by the holder of the entire interest in the most junior of the Subordinate Certificates to the Master Servicer in immediately available funds promptly upon the delivery to it by the Master Servicer of an invoice with respect thereto) to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:


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                           if such Master Servicer Fair Value Price is equal to
                  or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the "UNPAID PRINCIPAL BALANCE"), then the holder of the entire interest in the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and
                  (2) such Master Servicer Fair Value Price; and

                           if the sum of (1) Accrued Interest on the related
                  Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and
                  (y) the Master Servicer's Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the "REVISED FAIR VALUE PRICE") is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify the holder of the entire interest in the most junior of the Subordinate Certificates and the Servicer of such calculation, and such holder shall, no later than 5 days after such notice, remit to the Servicer, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

                           if such Preliminary Purchase Price is greater than
                  such Revised Fair Value Price, then the Master Servicer shall promptly notify the holder of the entire interest in the most junior of the Subordinate Certificates and the Servicer of such calculation, and the Servicer shall, no later than 5 days after such notice, remit to such holder, from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

(e) Notwithstanding anything herein to the contrary, the holder of the entire interest in the most junior of the Subordinate Certificates shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section within the timeframe set forth in this Section following such holder's objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure. Moreover, the holder of the entire interest in the most junior of the Subordinate Certificates shall not be entitled to the foregoing rights if any of the Subordinate Certificates are held by entities that are unaffiliated with such holder.

(f) Any notice, confirmation, instruction or objection pursuant to paragraphs
(a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the holder of the entire interest in the most junior of the Subordinate Certificates may agree to from time to time.

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(g) For the avoidance of doubt, the holder of the entire interest in the most junior of the Subordinate Certificates' rights set forth in this Section are intended to provide such holder, for so long as it has not forfeited its right under this Section as set forth in clause (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

(h) The holder of the entire interest in the most junior of the Subordinate Certificates as of the Closing Date is MAIA Mortgage Finance Statutory Trust. Any notice delivered by such holder (or any other holder of the entire interest in the most junior of the Subordinate Certificates), either directly or through the Master Servicer, shall be accompanied by an officer's certificate of such holder certifying to the Servicer that it is the holder of the entire interest in the most junior of the Subordinate Certificates and shall attach thereto (A) if the Subordinate Certificate is registered in the name of a nominee of the Depository Trust Servicer, an account statement through the applicable broker-dealer or such other evidence as the Servicer shall reasonably request or
(B) if the Subordinate Certificate is held in physical form, the trade confirmation with respect to such Subordinate Certificate or such other evidence as the Servicer shall reasonably request. For purposes of this Section, the Servicer shall be entitled to rely on any notice delivered by the Seller until a notice (together with an officer's certificate and the supporting evidence of ownership set forth in the immediately preceding sentence) is delivered to the Servicer by any subsequent holder of the entire interest in the most junior of the Subordinate Certificates.

(i) To the extent that the holder of the entire interest in the most junior of the Subordinate Certificates purchases any Mortgage Loan pursuant to this Section, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.





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                                   Schedule 1

                             MORTGAGE LOAN SCHEDULE

[For each Mortgage Loan, should identify at least the related (a) Gross Margin,
(b) Index, (c) Maximum Interest Rate, (d) Minimum Interest Rate, (e) current Mortgage Interest Rate, and (f) Mortgage Loan Remittance Rate.]

To be retained in a separate closing binder entitled "Luminent 2006-6 Mortgage Loan Schedule" at the Washington DC offices of Hunton & Williams LLP.